EXHIBIT 99.(b)

FLORIDA PROGRESS CORPORATION
One Progress Plaza
St. Petersburg, Florida  33701
Fax: (813) 824-6401

INVESTOR INFORMATION
Analysts' Contacts:
Richard R. Champion, Director, Investor Relations  (813) 824-6428
Mark A. Myers, Manager, Investor Communications  (813) 824-6422


                                                            July 21, 1994


Florida Progress Corporation releases second-quarter earnings of $52.9 million


Florida Progress Corporation, parent of St. Petersburg-based Florida Power Corporation, today reported second-quarter earnings of $52.9 million, compared with $43 million earned during the same period a year ago.

Revenues for the quarter ended June 30 totaled $681.5 million, compared with $553.3 million for the second quarter of 1993. Earnings per share in the second quarter of 1994 were 58 cents, compared with 49 cents a share a year ago.

Florida Power, the largest subsidiary of Florida Progress, earned $47.6 million, or 52 cents per share, on revenues of $517 million in this year's second quarter, compared with earnings of $39.1 million, or 44 cents a share, on revenues of $461.9 million for the same period a year ago.

Utility revenues continued to rise in 1994 primarily because of increased retail kilowatt-hour sales and customer growth. Hot weather across Florida Power's 32-county service area was the primary reason for the higher customer usage from April to June.

As a measure of hot weather, cooling-degree days indicate variances from year to year. In this year's second quarter, the cooling-degree days in Florida Power's service territory were about 95 percent higher than the same period a year ago, and about 7 percent above the 10-year average.

The average residential customer used 14.4 percent more electricity during this year's second quarter than during the same three-month period a year ago. Customer growth of 2.2 percent also contributed to the increase in energy sales in the second quarter.

Earnings from Florida Progress' diversified operations also grew in the second quarter, largely because of higher revenues and increased earnings from Electric Fuels Corporation, the company's coal mining and transportation subsidiary.

Diversified earnings in the quarter ended June 30 were $5.3 million, or 6 cents per share, compared with $3.9 million, or 5 cents a share, earned in the second quarter of 1993. An acquisition last year by Electric Fuels has continued to boost the company's 1994 operating results. The assets of Steel Processing Services, a rail car services and parts reconditioning firm based in Albertville, Ala., were purchased in June 1993.

Higher diversified results during the second quarter of this year were slightly offset by lower results from Florida Progress' life insurance unit. Higher death claims and increased reserves resulted in reduced earnings for Mid-Continent Life Insurance Company in the quarter. Other diversified operations posted relatively little change over results from the same period a year ago.

SIX-MONTH SUMMARY OF OPERATING RESULTS

For the six months ended June 30, Florida Progress' earnings were $88.7 million, or 98 cents a share, on revenues of $1.311 billion, compared with earnings of $77.4 million, or 88 cents a share, on revenues of $1.047 billion from a year ago. Higher revenues and increased operating results from Florida Power continued to improve the company's earnings in 1994. Diversified results also have improved this year, primarily because of significant earnings growth from Electric Fuels.

Florida Power's earnings for the first six months of this year were $79.4 million, or 88 cents per share, on revenues of $1 billion. During the same six-month period in 1993, utility earnings were $70.6 million, or 80 cents a share, on revenues of $868.9 million.

Higher energy sales and higher earnings from Florida Power this year offset the increased costs for an early retirement package. In 1994, the utility recognized after-tax expenses of $9.5 million, or 11 cents a share, related to this package.

Year-to-date earnings from Florida Progress' diversified operations were $9.3 million, or 10 cents per share, compared with $6 million, or 7 cents a share, for the first six months of 1993.

Florida Progress (NYSE: FPC) is a diversified utility holding company with assets of $5.7 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with more than 1.2 million customers. Diversified operations include coal mining and transportation, life insurance, real estate and lending and leasing.

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Florida Progress Corporation                                                                                   Page 3
Selected Financial Information (Unaudited)
   (In millions)



                                      Three Months Ended                 Six Months Ended                   Twelve Months Ended
                                    June 30          Percent           June 30          Percent           June 30            Percent
                                     1994      1993  Change              1994     1993  Change               1994      1993  Change
Revenues:
  Electric utility                  $517.0   $461.9     11.9         $1,000.5   $868.9     15.1          $2,089.2  $1,826.5    14.4
  Diversified                        164.5     91.4     80.0            310.3    177.7     74.6             624.0     340.2    83.4
                                  -------- --------                  -------- --------                   --------  --------
    Total revenues                   681.5    553.3     23.2          1,310.8  1,046.6     25.2           2,713.2   2,166.7    25.2
                                  -------- --------                  -------- --------                   --------  --------
Expenses:
  Electric utility:
    Fuel and purchased power         173.7    153.5     13.2            335.9    275.1     22.1             719.3     609.7    18.0
    Other operation and
      maintenance                    133.5    125.1      6.7            271.8    242.6     12.0             544.0     469.5    15.9
    Depreciation and
      other taxes                    105.7     95.9     10.2            210.4    189.1     11.3             414.1     363.1    14.0
                                  -------- --------                  -------- --------                   --------  --------
      Total utility expenses         412.9    374.5     10.3            818.1    706.8     15.7           1,677.4   1,442.3    16.3
  Diversified                        148.3     79.3     87.0            282.4    155.5     81.6             567.2     299.6    89.3
                                  -------- --------                  -------- --------                   --------  --------
      Total expenses                 561.2    453.8     23.7          1,100.5    862.3     27.6           2,244.6   1,741.9    28.9
                                  -------- --------                  -------- --------                   --------  --------
Income from operations               120.3     99.5     20.9            210.3    184.3     14.1             468.6     424.8    10.3
Interest expense and other            37.1     34.2      8.5             73.5     68.4      7.5             141.5     143.0   (1.0)
                                  -------- --------                  -------- --------                   --------  --------
Income before income taxes            83.2     65.3     27.4            136.8    115.9     18.0             327.1     281.8    16.1
Income taxes                          30.3     22.3     35.9             48.1     39.3     22.4             119.2      94.5    26.1
                                  -------- --------                  -------- --------                   --------  --------
Income before cumulative
  effect of accounting change         52.9     43.0     23.0             88.7     76.6     15.8             207.9     187.3    11.0
Cumulative effect of
   change in accounting
    for income taxes                   -        -        -                -       $0.8      -                 -        $0.8     -
                                  -------- --------                  -------- --------                   --------  --------
Net Income                           $52.9    $43.0     23.0            $88.7    $77.4     14.6            $207.9    $188.1    10.5
                                  ======== ========                  ======== ========                   ========  ========

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                                               Florida Progress Corporation                          Page 4
                                        Selected Financial Information (Unaudited)


                                  Three Months Ended Percent  Six Months Ended    Percent  Twelve Months Ended Percent
                                        June 30     Positive        June 30      Positive        June 30      Positive
                                      1994     1993 (Negative)    1994      1993 (Negative)     1994     1993 (Negative)
                                  -------- -------- --------  -------- --------- --------  --------- -------- --------
Earnings Per Share:
 Florida Power Corporation           $0.52    $0.44     18.2     $0.88     $0.80     10.0      $2.12    $2.05      3.4
                                  -------- --------           -------- --------            --------- --------
 Electric Fuels Corporation           0.06     0.03    100.0      0.10      0.05    100.0       0.21     0.13     61.5
 Mid-Continent Life Insurance Co.     0.02     0.03    (33.3)     0.04      0.05    (20.0)      0.09     0.10    (10.0)
 Progress Credit Corporation
   Lending and Leasing                0.01     0.01     -         0.01      0.02    (50.0)      0.02     0.04    (50.0)
   Real estate                       (0.02)   (0.02)    -        (0.03)    (0.04)    25.0      (0.08)   (0.17)    52.9
 Corporate and other                 (0.01)    -        -        (0.02)    (0.01)  (100.0)     (0.04)   (0.01)  (300.0)
                                  -------- --------           -------- --------            --------- --------
 Diversified (before SFAS 109)        0.06     0.05     20.0      0.10      0.07     42.9       0.20     0.09    122.2
                                  -------- --------           -------- --------            --------- --------
 Before accounting change             0.58     0.49     18.4      0.98      0.87     12.6       2.32     2.14      8.4
 Change in accounting                 -        -        -         -         0.01     -          -        0.01     -
                                  -------- --------           -------- --------            --------- --------
 Total                               $0.58    $0.49     18.4     $0.98     $0.88     11.4      $2.32    $2.15      7.9
                                  ======== ========           ======== ========            ========= ========


Avg. shares outstanding (millions)    91.6     88.1      4.0      90.5      87.9      3.0       89.6     87.4      2.5
Dividends per share                 $0.495   $0.485      2.1    $0.990    $0.970      2.1     $1.970   $1.928      2.2

Book value per share:
  Florida Power                                                                               $17.31   $16.73      3.5
  Consolidated                                                                                $20.63   $19.90      3.7

                                                                                    June 30
                                        June 30                             1994              1993
                                      1994     1993                      Amount   Percent    Amount   Percent
                                  -------- --------                    --------- ------------------- --------
Equity investments (percent):                       Capitalization (in millions):
 Florida Power Corporation              84       84     Common stock    $1,934.5     47.3   $1,759.7     44.0
 Electric Fuels Corporation              8        7     Preferred stock    148.5      3.6      183.5      4.6
 Mid-Continent Life Insurance Co.        4        4     Long-term debt   1,857.9     45.5    1,885.9     47.2
 Progress Credit Corporation             4        5     Short-term
                                  -------- --------       capital          147.3      3.6      168.2      4.2
   Total                               100      100                    --------- --------  --------- --------
                                  ======== ========       Total         $4,088.2    100.0   $3,997.3    100.0
                                                                       ========= ========  ========= ========


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                                                     Florida Power Corporation
                                               Selected Statistical Data (Unaudited)                        Page 5
                                            (In millions, except billing degree days)

                          Three Months Ended            Six Months Ended              Twelve Months Ended
                               June 30       Percent         June 30       Percent         June 30         Percent
                            1994     1993    Change       1994     1993    Change        1994      1993     Change
                          -------- -------- --------    -------- -------- --------     --------  --------  --------
Revenues:
  Residential               $272.8   $234.5     16.3      $540.3   $450.8     19.9     $1,148.2    $965.5      18.9
  Commercial                 122.7    112.5      9.1       225.2    204.4     10.2        478.7     427.7      11.9
  Industrial                  44.0     42.5      3.5        83.7     77.8      7.6        167.8     147.6      13.7
  Other retail sales          27.2     25.7      5.8        50.6     44.3     14.2        106.0      93.5      13.4
                          -------- --------             -------- --------              --------  --------
                             466.7    415.2     12.4       899.8    777.3     15.8      1,900.7   1,634.3      16.3
  Sales for resale            26.6     26.8     (0.7)       57.5     50.4     14.1        129.4     106.3      21.7
                          -------- --------             -------- --------              --------  --------
                             493.3    442.0     11.6       957.3    827.7     15.7      2,030.1   1,740.6      16.6
  Other electric revenues     25.4     22.4     13.4        37.7     42.8    (11.9)        61.0      57.3       6.5
  Deferred fuel               (1.7)    (2.5)      --         5.5     (1.6)      --         (1.9)     28.6       --
                          -------- --------             -------- --------              --------  --------
      Total                 $517.0   $461.9     11.9    $1,000.5   $868.9     15.1     $2,089.2  $1,826.5      14.4
                          ======== ========             ======== ========              ========  ========

Kilowatt-hour sales billed:
  Residential              3,327.7  2,855.1     16.6     6,565.4  5,761.9     13.9     14,176.1  12,915.0       9.8
  Commercial               2,125.0  1,882.8     12.9     3,848.7  3,547.0      8.5      8,186.5   7,661.8       6.8
  Industrial                 929.0    879.0      5.7     1,759.2  1,660.3      6.0      3,479.7   3,292.3       5.7
  Other retail sales         504.9    456.7     10.6       931.1    864.5      7.7      1,956.7   1,826.1       7.2
                          -------- --------             -------- --------              --------  --------
                           6,886.6  6,073.6     13.4    13,104.4 11,833.7     10.7     27,799.0  25,695.2       8.2
  Sales for resale           426.0    385.4     10.5       940.8    767.2     22.6      2,293.1   1,930.4      18.8
                          -------- --------             -------- --------              --------  --------
      Total electric sales 7,312.6  6,459.0     13.2    14,045.2 12,600.9     11.5     30,092.1  27,625.6       8.9
                          ======== ========             ======== ========              ========  ========

System Requirements (KWH)    8,293    7,354     12.8      15,167   13,826      9.7       31,611    29,091       8.7

Retail KWH Sales
  (Billed & Unbilled)        7,223    6,470     11.6      13,383   12,309      8.7       27,848    25,769       8.1

Billing Degree Days:
  Cooling                      766      393     94.9         766      393     94.9        3,759     3,345      12.4
  Heating                       30       63    (52.4)        483      397     21.7          594       521      14.0


Note:  Total revenues include billed revenues and unbilled revenues that are accrued for accounting purposes.
Statistics for total kilowatt-hour sales only include billed kilowatt-hour sales.  The statistic for system requirements is based on total system generation, so it includes billed and unbilled sales.  Since system requirements include billed and unbilled kilowatt-hour sales, it is a better measure of total sales growth.

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